UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2015

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On July 13, 2015, the Board of Directors of KLA-Tencor Corporation (the “Company”) authorized an increase in the level of the Company's quarterly dividend from $0.50 to $0.52 per share. This increase is expected to take effect beginning with the Company's quarterly dividend to be declared in August 2015. The Company issued a press release announcing this increase on July 14, 2015, a copy of which is attached hereto as Exhibit 99.1.
Forward Looking Statements: Statements in this Current Report on Form 8-K and in the press release attached hereto as Exhibit 99.1 other than historical facts, such as statements regarding the expected future level of the Company's quarterly dividend, the timing of the expected increase in the level of the Company’s quarterly dividend to take effect, the Company's commitment to continue paying dividends at any level in the future, and the Company's future cash flow and confidence in its business model and the Company’s commitment to enhancing stockholder value, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual future results and/or events may differ materially from those projected in such statements due to various factors, including but not limited to: a change in the Company's dividend policy by the Company's board of directors (which has the ability in its sole discretion to increase, decrease or eliminate entirely the Company's dividend at any time); unanticipated material payment obligations incurred by the Company that decrease the Company's willingness or ability to continue paying dividends at the anticipated increased level and timing, or at all; the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of the Company's research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; the Company’s ability to successfully manage its costs; market acceptance of the Company’s existing and newly issued products; changing customer demands or technological requirements; and industry transitions. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this Current Report on Form 8-K and in the press release attached hereto as Exhibit 99.1, please refer to the Company's Annual Report on Form 10‑K for the year ended June 30, 2014, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). The Company assumes no obligation to, and does not currently intend to, update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Text of press release issued by KLA-Tencor Corporation dated July 14, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: July 14, 2015	By:	/s/ BRIAN M. MARTIN
	Name:	Brian M. Martin
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release issued by KLA-Tencor Corporation dated July 14, 2015